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                                                                   Exhibit 10.19
                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT

      This Amendment No. 1 (the "Amendment") to the Employment Agreement (the "Agreement"), dated as of July 10, 2000, entered between Frank R. Reilly, residing at 23 Penrose Lane, Princeton Jct., New Jersey 08550 ("Executive"), and Precision Partners, Inc., a Delaware corporation (the "Company"), is entered into as of March 22, 2001. Capitalized terms used but not defined herein will have the meanings assigned to them in the Agreement.

                                    RECITALS

      A. The Executive is currently the Executive Vice President and Chief Financial Officer of the Company and Precision Partners Holding Company, a Delaware corporation ("PPHC", and together with the Company collectively, "Precision").

      B. Each of Executive and Precision desires to amend the Agreement as follows.

      Accordingly, the parties hereby agree as follows:

Section 1.  AMENDMENTS. The Agreement is hereby amended as set forth below:

            Section 1.5(a) is amended by adding after the word "vest" in line thirteen thereof, "on the seventh (7th) anniversary of the Effective Date. Notwithstanding the foregoing, the Performance-Based Options shall accelerate and become exercisable", by replacing the word "such" in line thirteen thereof with "a" and by replacing the word "Such" at the beginning of the fourth sentence in the twenty-sixth line thereof with "Except as set forth in the preceding sentence, such".

Section 2. EFFECTIVENESS. This Amendment will be deemed effective as of March 22, 2001.

Section 3. COUNTERPARTS. This Amendment may be executed in separate original or facsimile counterparts, each of which will be deemed to be an original instrument and all of which taken together will constitute a single instrument.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                       PRECISION PARTNERS, INC.



                                       By /s/ John G. Raos
                                         ------------------------------------
                                          John G. Raos
                                          President and Chief Executive Officer




                                       EXECUTIVE


                                       /s/ Frank R. Reilly
                                       ---------------------------------------
                                       Frank R. Reilly